UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 19, 2007
ENDWAVE CORPORATION
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

000-31635	95-4333817
(Commission File No.)	(IRS Employer Identification No.)

130 Baytech Drive
San Jose, California	95134
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (408) 522-3100
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 23.1
EXHIBIT 99.1
EXHIBIT 99.2

Explanatory Note
On April 24, 2007, Endwave Corporation, a Delaware corporation (the “Company”), filed a Current Report on Form 8-K to report the completion of a business combination transaction with ALC Microwave, Inc., a Delaware corporation (“ALC”). In response to parts (a) and (b) of Item 9.01 of such Current Report on Form 8-K, the Company stated that it would file the required financial information by amendment. This Amendment to Current Report on Form 8-K/A is being filed to provide such required financial information.
ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
(a)	Financial statements of businesses acquired:
     The required audited financial statements for ALC as of January 31, 2007 and 2006 and for the years then ended is included as Exhibit 99.1 hereto and is hereby incorporated by reference.
(b)	Pro forma financial information:
     The required unaudited pro forma condensed combined financial information as of March 31, 2007 and for the three months ended March 31, 2007 and the year ended December 31, 2006 is included as Exhibit 99.2 hereto and is hereby incorporated by reference.
(d)	Exhibits:

Exhibit No.	Exhibit Title
23.1	Consent of Gilbert Associates, Inc.

99.1	ALC Microwave, Inc. audited financial statements as of January 31, 2007 and 2006 and for the years then ended.

99.2	Endwave Corporation unaudited pro forma condensed combined financial information as of March 31, 2007 and for the three months ended March 31, 2007 and the year ended December 31, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDWAVE CORPORATION
Dated: July 2, 2007	By:	/s/ Brett W. Wallace
Brett W. Wallace
		Title:	Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Exhibit Title
23.1	Consent of Gilbert Associates, Inc.

99.1	ALC Microwave, Inc. audited financial statements as of January 31, 2007 and 2006 and for the years then ended.

99.2	Endwave Corporation unaudited pro forma condensed combined financial information as of March 31, 2007 and for the three months ended March 31, 2007 and the year ended December 31, 2006.